SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 27, 2001



                        GS Mortgage Securities Corp.
           (Exact name of registrant as specified in its charter)


          Delaware                      333-68812              13-6357101
----------------------------            ---------           -----------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
      of Incorporation)                 File No.)          Identification No.)



                              85 Broad Street
                             New York, NY 10004
            (Address of Principal Executive Offices) (Zip Code)



                               (212) 902-1000
             Registrant's telephone number, including area code



                               Not Applicable
       (Former name or former address, if changed since last report)



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Item 5.   Other Events

          The Registrant registered issuances of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-68812) (the "Registration Statement"). Pursuant to this Registration Statement, the Registrant issued and sold $430,364,300 in aggregate principal amount of Mortgage Pass-Through Certificates, Series 2001-1. The transaction was closed on November 27, 2001. In connection with this transaction, the Registrant entered into the material agreements attached hereto as Exhibits.

Item 7.   Financial Statements and Exhibits

          A list of the Exhibits filed herewith is attached hereto.




                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GS Mortgage Securities Corp.


                                    By:  /s/  Jay F. Strauss
                                         ------------------------------------
                                         Name:   Jay F. Strauss
                                         Title:  Secretary

Dated: December 12, 2001




                               EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------

1.1 Purchase Agreement, dated as of November 21, 2001, between Goldman, Sachs & Co. and GS Mortgage Securities Corp.

4.5.1 Trust Agreement, dated as of November 1, 2001, between GS Mortgage Securities Corp. and JP Morgan Chase Bank

4.5.2             Standard Terms to Trust Agreement (November 2001 Edition)

4.6 Form of Mortgage Pass-Through Certificate (included as part of Exhibit 4.5.1)

10.1.1 Seller's Warranties and Servicing Agreement, dated as of October 1, 2001, between Goldman Sachs Mortgage Company and Wells Fargo Home Mortgage, Inc.

10.1.2 Seller's Warranties and Servicing Agreement, dated as of August 1, 2001, between Goldman Sachs Mortgage Company and ABN AMRO Mortgage Group, Inc.

10.1.3 Seller's Purchase, Warranties and Servicing Agreement, dated as of August 1, 2001, among Goldman Sachs Mortgage Company, Bank One, N.A. and First Chicago NBD Mortgage Company

10.1.4 Servicing Agreement, dated as of September 25, 2001, between Goldman Sachs Mortgage Company and Countrywide Home Loans Servicing LP